SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------


                                    FORM 8-K
                           ---------------------------

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 6, 2005

                         CABLEVISION SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                            (State of Incorporation)

                   1-14764                               11-3415180
           (Commission File Number)                     (IRS Employer
                                                    Identification Number)

                               CSC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                            (State of Incorporation)

                    1-9046                               11-2776686
           (Commission File Number)                     (IRS Employer
                                                    Identification Number)

                  1111 Stewart Avenue, Bethpage, New York 11714
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (516) 803-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION
          OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On June 6, 2005, Dr. John C. Malone resigned as a director of Cablevision Systems Corporation and CSC Holdings, Inc. (the "Companies").
Dr. Malone indicated that he was resigning to avoid any potential concerns that could arise from his being a director of the Companies and Liberty Media Corporation, each of which owns programming companies.









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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CABLEVISION SYSTEMS CORPORATION


                                         By:  /s/ Michael P. Huseby
                                             -----------------------------------
                                             Name:  Michael P. Huseby
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


Dated: June 8, 2005



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CSC HOLDINGS, INC.


                                         By:  /s/ Michael P. Huseby
                                             -----------------------------------
                                             Name:  Michael P. Huseby
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

Dated:  June 8, 2005











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